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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file
number                                 811-05688

Invesco Municipal Premium Income Trust

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 2500 Houston, Texas	77046

(Address of principal executive offices)	(Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 5/31

Date of reporting period: 5/31/10

Item 1. Reports to Stockholders.

Annual Report to Shareholders May 31, 2010

Invesco Municipal Premium Income Trust

Formerly Morgan Stanley Municipal Premium Income Trust

NYSE: PIA

2	Performance Summary
2	Management Discussion
4	Letter to Shareholders
5	Supplemental Information
6	Dividend Reinvestment Plan
7	Revised Investment Policy
8	Schedule of Investments
14	Financial Statements
17	Notes to Financial Statements
23	Financial Highlights
25	Auditor’s Report
26	Approval of Investment Advisory and Sub-Advisory Agreements
28	Tax Information
29	Results of Proxy
T-1	Trustees and Officers

Management’s Discussion of Fund Performance
Performance summary
During the reporting period, the municipal bond market continued its broad recovery. Given this environment, for the fiscal year ended May 31, 2010, Invesco Municipal Premium Income Trust’s net asset value (NAV) increased from $7.72 to $8.46 per share. The Fund’s total return at NAV was 17.42%. For the fiscal year ended May 31, 2010, the Fund’s market value per share moved from $7.36 to $8.06 per share. The Fund’s total return at market value was 17.34%.
     The Fund is a closed-end management investment company whose shares are traded on the New York Stock Exchange—PIA. The shares may trade at a discount or premium to NAV. As of May 31, 2010, the Fund’s shares traded at a 4.73% discount to NAV.
Performance
Total returns, 5/31/09 to 5/31/10

Fund at NAV	17.42%
Fund at Market Value	17.34
Market Price Discount to NAV	(4.73)
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect fund expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
     Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.
How we invest
Invesco Municipal Premium Income Trust seeks to provide a high level of tax-exempt income by investing primarily in a diversified portfolio of investment-grade municipal obligations (under normal circumstances). We apply bottom-up credit and relative value research with a top-down risk management and forecasting process to manage portfolio risk and to proactively identify and capitalize on opportunities in the municipal market. Fundamental credit analysis is a primary driver in the construction of the portfolio. A team of analysts performs qualitative analysis on credits and is also integrated into relative value analysis. Specifically, the analyst team and the portfolio managers work together to determine whether a security’s yield is commensurate with its credit quality and security structure. We then assess the total return potential of the security relative to other alternatives, given the issue’s technical characteristics (coupon, maturity, etc.) and our macro view on credit spreads.
This process recurs as changing credit fundamentals and market conditions impact the total return potential of portfolio holdings. Generally, factors prompting the sale of a security from the portfolio include:
▪	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis;

▪	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector;

▪	Opportunities in the secondary or primary market to swap into a security with better relative value.
Market conditions and your Fund
Economic data released during the reporting period indicated that the economy was improving, although the strength and timing of the recovery have yet to be established conclusively. The housing market has improved but we believe future prospects are still uncertain. Elevated unemployment continued to be a significant drag on the economy and we believe will likely continue to be a key driver for decisions by policy makers in Washington. In light of this, the Federal Reserve has maintained its accommodative monetary policy during the 12 months ended May 31, 2010, leaving the federal funds target rate unchanged in a range between zero and 0.25%.1
     Volatility in equity markets over the period helped keep demand for municipal bonds relatively strong, with approximately $63 billion flowing into municipal bond funds2 during the 12-month reporting period. Municipal bond new issue supply remained relatively stable, totaling roughly $426 billion3 for the period. However, about 30% of that total issuance3 was in the form of taxable Build America Bonds, thereby limiting the supply of traditional tax-exempt bonds. This helped buoy tax-exempt bond prices and the relative value of municipal bonds overall versus other fixed income sectors.
Top 10 Fixed Income Issuers

1.	Salt River Project Agricultural Improvement & Power District	5.9%
2.	South Miami Health Facilities Authority	5.6
3.	New York (State of) Dormitory Authority	4.5
4.	Orlando (City of) Utilities Commission	3.8
5.	Georgia (State of) Road & Tollway Authority	3.8
6.	Fort Collins (City of)	3.2
7.	Chicago (City of)	3.0
8.	Austin (City of)	2.9
9.	Washington (State of)	2.7
10.	Louisville & Jefferson (Counties of) Metropolitan Sewer District	2.4
Portfolio Composition*
By credit quality

AAA	14.2%
AA	39.9
A	27.1
BBB	15.8
BB	0.5
NR	2.5
Total Net Assets	$141.0 million

Total Number of Holdings	150
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Rating allocation based on ratings as issued by Standard and Poor’s and Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “NR” indicates the debtor was not rated, and should not be interpreted as indicating low quality.
 2           Invesco Municipal Premium Income Trust

     For the 12 months ended May 31, 2010, long bonds (those with maturities of 22 years or more) returned 13.53%4, outperforming 10-year bonds which returned 7.70%4, as measured by the Barclays Capital Long Municipal Bond Index and the Barclays Capital 10-Year Municipal Bond Index, respectively. The lower rated segment of the market continued to outperform as investor demand for lower quality, higher yielding bonds grew over the course of the period, causing the credit spread (or yield differential) between these bonds and higher quality issues to narrow. For the 12 months ended May 31, 2010, the Barclays Capital High Yield Municipal Bond Index gained 21.01%4 while the Barclays Capital Municipal Bond Index (the benchmark for the investment-grade segment) gained 8.52%.4
     With regard to sectors, hospital bonds and industrial development revenue/ pollution control revenue (IDR/PCR) bonds were among the top performers, outpacing the broad municipal market as rising demand for these lower quality issues helped boost returns. Revenue bonds outperformed general obligation (GO) bonds amid media reports of municipalities’ general financial weakness and ongoing weakness in tax collections.
     The Fund was well-positioned to take advantage of these market conditions. Credit spread tightening significantly boosted returns of the Fund. The Fund’s long duration positioning, achieved through exposure to longer maturity securities and leverage, was also advantageous as the long end of the municipal yield curve outperformed and generated returns above those of the broad municipal market. Additionally, an emphasis on health care and IDR/PCR bonds, which performed particularly well, was advantageous. Conversely, the Fund’s exposure to local GO bonds detracted somewhat from performance. Negative press regarding the stressed financial condition of many local municipalities pressured prices in the sector, contributing to the sector’s underperformance for the period.
     In closing, we thank you for your continued investment in Invesco Municipal Premium Income Trust.

1	U.S. Federal Reserve

2	Investment Company Institute

3	Bond Buyer

4	Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Portfolio Management
Thomas Byron
Portfolio manager, is manager of Invesco Municipal Premium Income Trust. Prior to joining Invesco in June 2010, Mr. Byron was portfolio manager for the predecessor fund since December 2009 and was associated with Van Kampen Asset Management or its investment advisory affiliates in an investment management capacity from 1981 to June 2010. He earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Municipal Premium Income Trust. Prior to joining Invesco in June 2010, Mr. Stryker was portfolio manager for the predecessor fund since September 2007 and was associated with Van Kampen Asset Management or its investment advisory affiliates in an investment management capacity from 1994 to June 2010. He earned a B.S. in finance from the University of Illinois, Chicago.
Robert Wimmel
Portfolio manager, is manager of Invesco Municipal Premium Income Trust. Prior to joining Invesco in June 2010, Mr. Wimmel was portfolio manager for the predecessor fund since December 2009 and was associated with Van Kampen Asset Management or its investment advisory affiliates in an investment management capacity from 1996 to June 2010. He earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.
Neil Stone left the team on June 1, 2010, after the close of the reporting period.
 3           Invesco Municipal Premium Income Trust

Letter to Shareholders
     Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the 12 months ended May 31, 2010. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of Invesco’s June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco Funds family.
     At Invesco, we are committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
Welcome to Invesco
While some things have changed — such as the name of your Fund — the important things have not. For example, you’ll continue to work with the same financial adviser with whom you’ve worked in the past, and your fund’s strategy and investment objective are unchanged.
     I believe the integration of Morgan Stanley’s retail asset management business into Invesco offers great benefits to you. The combination will allow us to better serve you through:
▪	A continued commitment to investment excellence.

▪	Greater breadth and depth of investment capabilities.

▪	Organizational strength that allows us to pursue efficiencies.
     Short-term market conditions can change from time to time, sometimes suddenly. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 341 2929. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco
 4           Invesco Municipal Premium Income Trust

Invesco Municipal Premium Income Trust’s investment objective is to provide a high level of current income exempt from federal income tax.
▪	Unless otherwise stated, information presented in this report is as of May 31, 2010, and is based on total net assets.

▪	Unless otherwise noted, all information is provided by Invesco.

▪	To access your Fund’s reports/prospectus visit invesco.com/fundreports.
Principal risks of investing in the Fund
▪	The prices of securities held by the Fund may decline in response to market risks.

▪	Other risks described and defined later in this report.
About indexes used in this report
▪	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

▪	The Barclays Capital High Yield Municipal Bond Index is an unmanaged index consisting of noninvestment-grade, unrated or below Ba1 bonds.

▪	The Barclays Capital 10-Year Municipal Bond Index is the 10 Year (8-12) component of the Municipal Bond index.

▪	The Barclays Capital Long Municipal Bond Index is the Long Bond (22+) component of the Municipal Bond Index.

▪	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

▪	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Other information
▪	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

NYSE Symbol	PIA
NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE
 5           Invesco Municipal Premium Income Trust

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Fund. Under the Plan, the money you earn from dividends and capital gains distributions will be reinvested automatically in more shares of your Fund, allowing you to potentially increase your investment over time.
Plan benefits
▪	Add to your account You may increase the amount of shares in your Fund easily and automatically with the Plan.

▪	Low transaction costs Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

▪	Convenience

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to invesco.com.

▪	Safekeeping The Agent will hold the shares it has acquired for you in safekeeping.
How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” — in the name of your brokerage firm, bank, or other financial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.
How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting invesco.com, calling toll-free 800 341 2929 or notifying us in writing at Invesco Closed-End Funds ComputershareTrust Company, N.A. P.O. Box 43078, Providence, RI 02940-3078. Please include your fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next dividend or capital gains distribution payable after Computershare Trust Company, N.A. receives your authorization, as long as they receive it before the “record date,” which is generally one week before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following dividend or capital gains distribution.
Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Fund. However, you will pay your portion of any per share fees incurred when the new shares are purchased on the open market. These fees are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all Participants in blocks, resulting in lower commissions for each individual Participant. Any per share or service fees are averaged into the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.
Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
     Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.
How to withdraw from the Plan
You may withdraw from the plan at any time by calling 800 341 2929, visiting invesco.com or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your fund name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated shares, whole shares will be held by the Agent and fractional shares will be sold. The proceeds will be sent via check to your address of record after deducting per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
     To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com.
 6           Invesco Municipal Premium Income Trust

Revised Investment Policy
Effective October 13, 2009, the Board of Trustees of the Fund approved a change to the Fund’s investment practice to permit the Fund to invest, without limit, in private placement securities in order to enhance portfolio management flexibility in managing the Fund. The Fund has amended and restated its policy on derivatives to permit it to invest in the derivative investments discussed below.
Derivative Policy
The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
     Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:
Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.
Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.
Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. However, they are more volatile than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.
Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust.
     Inverse floating rate investments are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.
     The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.
     In certain instances, the short-term floating rate interests created by the trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the trust holding the long-term fixed rate bonds may be collapsed. In the case of floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
 7           Invesco Municipal Premium Income Trust

Schedule of Investments

May 31, 2010

			Principal
	Coupon	Maturity	Amount
	Rate	Date	(000)	Value

Tax-Exempt Municipal Bonds–164.7%
Alabama–2.0%
University of Alabama, Ser 2004 A (NATL-RE Insd)	5.25%	07/01/20	$2,500	$2,795,600

Alaska–0.9%
Northern Tobacco Securitization Corp., Asset Backed Ser 2006 A	5.00%	06/01/46	2,000	1,334,520

Arizona–7.3%
Glendale Industrial Development Authority, John C Lincoln Health Ser 2005 B	5.00%	12/01/37	1,795	1,647,110

Maricopa County Pollution Control Corp., Arizona Public Service Co., Ser 2009 A	6.00%	05/01/29	300	316,830

Salt River Project Agricultural Improvement & Power District, Ser 2002 B(a)	5.00%	01/01/26	8,000	8,310,505

				10,274,445

Arkansas–0.7%
County of Washington, Washington Regional Medical Center Ser 2005 A	5.00%	02/01/35	1,000	965,560

California–19.4%
California Infrastructure & Economic Development Bank, The Scripps Research Institute Ser 2005 A	5.00%	07/01/29	2,000	2,067,960

California Statewide Communities Development Authority, Huntington Memorial Hospital Ser 2005	5.00%	07/01/27	1,000	985,270

Camarillo Public Finance Authority, Wastewater Ser 2005 (AMBAC Insd)	5.00%	06/01/36	2,000	2,012,360

City & County of San Francisco, Laguna Refg Ser R-3 (AGC Insd)(a)	5.00%	06/15/28	460	475,776

Golden State Tobacco Securitization Corp., Enhanced Asset Backed Ser 2005 A	5.00%	06/01/45	2,000	1,836,700

Golden State Tobacco Securitization Corp., Enhanced Asset Backed Ser 2007 A-1	5.75%	06/01/47	1,775	1,301,554

Kern County Board of Education, Refg Ser 2006 A (COPs) (NATL-RE Insd)	5.00%	06/01/31	1,000	1,002,570

Los Angeles Department of Water & Power, 2004 Ser C (NATL-RE Insd)(a)	5.00%	07/01/25	3,000	3,178,847

Oxnard Financing Authority, Redwood Trunk Sewer & Headworks Ser 2004 A (NATL-RE & FGIC Insd)	5.00%	06/01/29	3,000	3,040,170

Port of Oakland, Ser 2002 L (AMT) (NATL-RE & FGIC Insd)	5.00%	11/01/12 (b)	110	120,406

Port of Oakland, Ser 2002 L (AMT) (NATL-RE & FGIC Insd)	5.00%	11/01/21	890	896,631

San Diego County Water Authority, Ser 2004 A (COPs) (AGM Insd)(a)	5.00%	05/01/29	3,000	3,102,990

State of California, Ser 2004 A	5.00%	07/01/16	2,500	2,582,325

State of California, Various Purpose dtd 12/01/05	5.00%	03/01/27	3,000	3,046,230

Twin Rivers Unified School District, Ser 2009 (BANs)(c)	0.00%	04/01/14	600	534,132

William S. Hart Union High School District, Ser 2009 A(c)	0.00%	08/01/32	4,650	1,150,177

				27,334,098

Colorado–5.7%
City of Fort Collins, Ser 2004 A (COPs) (AMBAC Insd)	5.375%	06/01/21	2,040	2,229,353

City of Fort Collins, Ser 2004 A (COPs) (AMBAC Insd)	5.375%	06/01/22	2,155	2,343,541

Colorado Health Facilities Authority, Adventist/Sunbelt Ser 2006 D	5.00%	07/01/39	1,500	1,522,935

Colorado Housing & Finance Authority, Ser 1997 A-2 (AMT)	7.25%	05/01/27	5	5,093

Denver Convention Center Hotel Authority, Refg Ser 2006 (XLCA Insd)	5.00%	12/01/30	2,000	1,798,460

Public Authority for Colorado Energy, Natural Gas Ser 2008	6.25%	11/15/28	125	133,377

				8,032,759

District of Columbia–3.2%
District of Columbia, Ser 2008 E (BHAC Insd)(a)	5.00%	06/01/26	380	405,941

District of Columbia, Ser 2008 E (BHAC Insd)(a)	5.00%	06/01/27	380	405,941

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Municipal Premium Income Trust

			Principal
	Coupon	Maturity	Amount
	Rate	Date	(000)	Value

District of Columbia–(continued)

District of Columbia, Ser 2008 E (BHAC Insd)(a)	5.00%	06/01/28	$760	$811,883

District of Columbia Ballpark, Ser 2006 B-1 (NATL-RE & FGIC Insd)	5.00%	02/01/31	3,000	2,916,900

				4,540,665

Florida–16.8%
Broward County Educational Facilities Authority, Nova Southeastern University Ser 2006 (AGC Insd)	5.00%	04/01/31	2,000	2,036,360

County of Miami-Dade, Miami Int’l Airport Ser 2009 A (AGC Insd)	5.00%	10/01/25	650	706,030

County of Miami-Dade, Miami Int’l Airport, Ser 2000 B (NATL-RE & FGIC Insd)	5.75%	10/01/24	2,500	2,560,800

County of Miami-Dade, Public Improvement Bonds Ser DD (AMBAC Insd)	7.75%	10/01/15	830	1,049,527

JEA, Water & Sewer Sub-Second Crossover Ser (NATL-RE Insd)	5.00%	10/01/24	2,460	2,569,494

Orlando Utilities Commission, Water & Electric Ser 2001	5.00%	10/01/22	5,000	5,356,300

Palm Beach County Solid Waste Authority, Ser 2009 (BHAC Insd)	5.50%	10/01/23	600	686,910

South Miami Health Facilities Authority, Baptist Health South Florida Ser 2007	5.00%	08/15/42	8,000	7,885,920

St Johns County Industrial Development Authority, Glenmoor Ser 2006 A	5.25%	01/01/26	1,000	788,900

				23,640,241

Georgia–6.1%
City of Atlanta, Water & Wastewater Ser 1999 A (NATL-RE & FGIC Insd)	5.50%	11/01/22	3,000	3,353,460

Georgia State Road & Tollway Authority, Ser 2003	5.00%	10/01/22	2,000	2,126,200

Georgia State Road & Tollway Authority, Ser 2003	5.00%	10/01/23	3,000	3,179,490

				8,659,150

Hawaii–0.6%
State of Hawaii, Airports Refg Ser A	5.00%	07/01/39	900	906,705

Idaho–1.0%
Idaho Housing & Finance Association, Federal Highway Trust, Ser 2008 A (RANs) (AGC Insd)	5.25%	07/15/24	1,240	1,374,664

Illinois–10.8%
Chicago Park District, 2004 Ser A (AMBAC Insd)	5.00%	01/01/28	2,500	2,588,625

City of Chicago, O’Hare Int’l Airport 3rd Lien Ser 2005 A (NATL-RE Insd)	5.25%	01/01/26	4,000	4,168,760

City of Chicago, Project & Refg Ser 2007 A (CR) (FGIC & AGM Insd)(a)(d)	5.00%	01/01/37	3,300	3,364,801

City of Chicago, Refg Ser 1996 A-2 (AMBAC Insd)	5.50%	01/01/18	700	800,828

City of Granite City, Waste Management, Inc. Project (AMT)	3.50%	05/01/27	1,050	1,054,337

Illinois Finance Authority, Resurrection Health Center, Refg Ser 2009	6.125%	05/15/25	775	793,639

Illinois Finance Authority, Rush University Medical Center Obligated Group Ser 2009 A	7.25%	11/01/38	295	333,453

Illinois Finance Authority, Ser 2009 B	5.00%	08/15/16	380	417,574

Illinois Finance Authority, Swedish Covenant Hospital Ser 2010 A	5.75%	08/15/29	1,105	1,111,420

Illinois Finance Authority, Swedish Covenant Hospital Ser 2010 A	6.00%	08/15/38	580	585,034

				15,218,471

Indiana–2.0%
Indiana Health & Educational Facilities Financing Authority, Clarian Health Ser 2006 A	5.25%	02/15/40	2,450	2,399,260

Rockport, Indian Michigan Power Company Project Refg Ser 2009 B	6.25%	06/01/25	375	416,854

				2,816,114

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Municipal Premium Income Trust

			Principal
	Coupon	Maturity	Amount
	Rate	Date	(000)	Value

Iowa–2.5%
State of Iowa, IJOBS Program Ser 2009 A (a)(d)	5.00%	06/01/25	$975	$1,064,520

State of Iowa, IJOBS Program Ser 2009 A (a)(d)	5.00%	06/01/26	730	791,732

Tobacco Settlement Authority of Iowa, Ser 2005 C	5.50%	06/01/42	2,250	1,631,678

				3,487,930

Kansas–0.3%
Kansas Development Finance Authority Hospital Revenue, Adventist Health System Sunbelt Obligated Group Ser 2009 C	5.50%	11/15/29	335	361,921

Kentucky–2.7%
Kentucky Economic Development Finance Authority, Owensboro Medical Health System Ser 2010 A	6.50%	03/01/45	450	466,060

Louisville & Jefferson County Metropolitan Sewer District, Ser 2001 A (NATL-RE Insd)	5.375%	05/15/22	3,215	3,398,802

				3,864,862

Louisiana–4.6%
Louisiana Offshore Terminal Authority, Deepwater Port Ser 2007 B-2	4.30%	10/01/37	750	765,038

Louisiana Public Facilities Authority, Baton Rouge General Medical Center-FHA Insured Mtge Ser 2004 (NATL-RE Insd)	5.25%	07/01/33	1,500	1,505,940

Louisiana Public Facilities Authority, Ochsner Clinic Ser 2002	5.50%	05/15/26 (b)	2,000	2,363,140

Parish of St John Baptist, Marathon Oil Corp. Ser 2007 A	5.125%	06/01/37	2,000	1,916,260

				6,550,378

Maryland–2.6%
County of Baltimore, Oak Crest Village Ser 2007 A	5.00%	01/01/37	505	453,692

Maryland Community Development Administration, Ser 2006 P (AMT)	4.625%	09/01/31	2,000	1,974,540

Maryland Economic Development Corp., Ser B	5.75%	06/01/35	500	514,950

Maryland Health & Higher Educational Facilities Authority, King Farm Presbyterian Community 2006 Ser B	5.00%	01/01/17	795	750,130

				3,693,312

Massachusetts–0.4%
Massachusetts Health & Educational Facilities Authority, Berklee College Music Ser A	5.00%	10/01/32	500	509,190

Michigan–1.5%
Detroit City School District, School Building and Site Improvement, Refg Ser 2005 A (AGM Insd)	5.00%	05/01/12	1,145	1,217,685

Wayne State University, Refg Ser 2008 (AGM Insd)	5.00%	11/15/25	870	922,948

				2,140,633

Minnesota–0.2%
Minnesota Housing Finance Agency, Rental 1995 Ser D (NATL-RE Insd)	6.00%	02/01/22	290	290,354

Missouri–2.0%
City of Fenton, Gravois Bluffs Refg Ser 2006	4.50%	04/01/21	1,260	1,221,847

Missouri State Health & Educational Facilities Authority, Baptist Medical Center Refg Ser 1989 (ETM)	7.625%	07/01/18	1,340	1,538,454

				2,760,301

Montana–0.6%
City of Forsyth, Pollution Control Revenue Ser A	5.00%	05/01/33	800	820,744

Nevada–4.1%
County of Clark, McCarran International Airport Ser 2010 A	5.125%	07/01/34	500	503,175

Las Vegas Redevelopment Agency, Tax Increment Ser 2009 A	6.25%	06/15/16	290	320,148

Las Vegas Valley Water District, Improvement and Refg Ser 2003 A (NATL-RE & FGIC Insd)	5.25%	06/01/22	3,000	3,200,640

State of Nevada, Capital Improvement & Cultural Affairs Ser 2008 C (AGM Insd) (a)	5.00%	06/01/26	1,600	1,694,480

				5,718,443

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Municipal Premium Income Trust

			Principal
	Coupon	Maturity	Amount
	Rate	Date	(000)	Value

New Hampshire–0.2%
New Hampshire Business Finance Authority, Ser 2009 (AMT)	7.125%	07/01/27	$295	$311,573

New Jersey–4.4%
New Jersey State Turnpike Authority, Ser 2003 A (AMBAC Insd)	5.00%	01/01/30	1,500	1,540,080

Passaic Valley Sewage Commissioners, Ser F (NATL-RE & FGIC Insd)	5.00%	12/01/19	2,000	2,042,400

Tobacco Settlement Financing Corp., Ser 2007-1 A	4.625%	06/01/26	3,000	2,535,450

Tobacco Settlement Financing Corp., Ser 2007-1 B(c)	0.00%	06/01/41	3,000	153,960

				6,271,890

New Mexico–0.8%
City of Farmington, Pollution Control Ref 2010A(e)	5.20%	06/01/40	500	501,935

City of Farmington, Pollution Control Ref 2010C(e)	5.90%	06/01/40	600	604,506

				1,106,441

New York–24.9%
Brooklyn Arena Local Development Corp., Ser 2009	6.25%	07/15/40	380	391,886

Brooklyn Arena Local Development Corp., Ser 2009	6.375%	07/15/43	160	164,798

City of New York, 2009 Subser A-1(a)	5.25%	08/15/27	1,440	1,571,194

City of New York, 2009 Subser A-1(a)	5.25%	08/15/28	1,440	1,571,194

City of New York, Tax-Exempt Bonds, Subseries H-1	5.00%	03/01/16	1,500	1,705,410

Long Island Power Authority, Ser 2004 A (AMBAC Insd)	5.00%	09/01/34	2,250	2,296,507

Metropolitan Transportation Authority, State Service Contract Refg Ser 2002 B (NATL-RE Insd)	5.50%	07/01/20	3,000	3,222,960

New York City Industrial Development Agency, 7 World Trade Center, LLC Ser 2005 A	6.25%	03/01/15	2,000	2,018,380

New York City Industrial Development Agency, Yankee Stadium Ser 2006 (FGIC Insd)	5.00%	03/01/46	2,000	1,922,640

New York City Transitional Finance Authority, 2010 Subser A-1(a)	5.00%	05/01/28	935	1,013,062

New York City Transitional Finance Authority, 2010 Subser A-1(a)	5.00%	05/01/29	745	807,199

New York City Transitional Finance Authority, 2010 Subser A-1(a)	5.00%	05/01/30	745	807,199

New York City Trust for Cultural Resources, The Museum of Modern Art, Refg Ser 2008-1 A(a)	5.00%	04/01/26	2,850	3,127,644

New York State Dormitory Authority, Cornell University–Ser 2009 A(a)	5.00%	07/01/35	6,085	6,396,016

New York State Dormitory Authority, Montefiore Hospital–FHA Insured Mtge Ser 2004 (NATL-RE & FGIC Insd)	5.00%	08/01/29	1,995	2,042,421

New York State Dormitory Authority, New York University (AMBAC Insd)	5.50%	05/15/29	505	566,883

New York State Dormitory Authority, Ser B	6.00%	11/15/23	1,110	1,213,696

New York State Thruway Authority, Personal Income Tax Transportation Ser 2009 A	5.00%	03/15/25	940	1,046,681

Triborough Bridge & Tunnel Authority, Refg Ser 2002 B	5.25%	11/15/19	3,000	3,290,880

				35,176,650

Ohio–2.7%
American Municipal Power-Ohio Inc., Prairie State Energy Campus Ser 2008 A (AGC Insd)(a)	5.25%	02/15/33	2,400	2,524,823

Ohio State Higher Educational Facilities, Summa Health Systems Ser 2010	5.75%	11/15/40	1,065	1,058,908

Ohio State Water Development Authority, Ser 2009 A	5.875%	06/01/33	190	208,149

				3,791,880

Oregon–0.3%
Oregon State Department of Administrative Services, Ser 2009 A	5.25%	04/01/24	315	359,683

Pennsylvania–1.3%
Allegheny County Hospital Development Authority, West Penn Allegheny Health Ser 2007 A	5.375%	11/15/40	1,000	796,370

City of Philadelphia, Gas Works Eighteenth Ser (AGC Insd)	5.25%	08/01/20	1,000	1,067,020

				1,863,390

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Municipal Premium Income Trust

			Principal
	Coupon	Maturity	Amount
	Rate	Date	(000)	Value

Puerto Rico–2.5%
Puerto Rico Electric Power Authority, Ser CCC	5.25%	07/01/27	$1,000	$1,036,430

Puerto Rico Electric Power Authority, Ser XX	5.25%	07/01/40	600	607,476

Puerto Rico Sales Tax Financing Corp., Ser 2009 A	5.00%	08/01/39	630	655,124

Puerto Rico Sales Tax Financing Corp., Ser 2010 A	5.375%	08/01/39	575	597,149

Puerto Rico Sales Tax Financing Corp., Ser 2010 A	5.50%	08/01/42	650	680,225

				3,576,404

Rhode Island–2.2%
Rhode Island Economic Development Corp., Airport 2005 Ser C (NATL-RE Insd)	5.00%	07/01/28	3,000	3,049,710

South Carolina–2.5%
Charleston County School District Development Corp., Ser 2004 A	5.00%	02/01/22	3,000	3,279,360

County of Richland, Environmental Improvement, Paper Co. Ser 2007 A	4.60%	09/01/12	165	174,498

Lexington County Health Services District, Inc., Ser 2007 A	5.00%	11/01/16	35	38,610

				3,492,468

Tennessee–2.1%
Johnson City Health & Educational Facilities Board, Mountain States Health Alliance Ser 2006 A	5.50%	07/01/36	3,000	2,895,180

Texas–12.1%
Bexar County Health Facilities Development Corp., Army Ret. Residence Ser 2006	5.00%	07/01/27	555	498,335

Bexar County Health Facilities Development Corp., Army Ret. Residence Ser 2006	5.00%	07/01/33	735	650,431

Bexar County Health Facilities Development Corp., Army Ret. Residence Ser 2006	5.00%	07/01/37	580	499,334

City of Arlington, Special Tax Ser 2009	5.00%	08/15/28	1,000	1,030,560

City of Austin, Water & Wastewater Refg Ser 2001 (AGM Insd)	5.125%	05/15/27	1,475	1,511,963

City of Austin, Water & Wastewater Refg Ser 2001 A & B (AGM Insd)	5.125%	05/15/11 (b)	2,525	2,641,074

City of Houston, Combined Utility First Lien Refg 2004 Ser A (NATL-RE & FGIC Insd)	5.25%	05/15/23	2,320	2,508,732

Harris County Industrial Development Corp., Deer Park Refinancing Project	5.00%	02/01/23	300	307,716

Lubbock Health Facilities Development Corp., Carillon Senior Life Care Ser 2005 A	6.625%	07/01/36	1,000	931,890

North Texas Tollway Authority, First Tier Put, Ref Refg Ser 2008L-2	6.00%	01/01/38	1,000	1,101,050

North Texas Tollway Authority, Refg Ser 2008 D (AGC Insd)(c)	0.00%	01/01/28	4,100	1,557,098

Tarrant County Cultural Education Facilities Finance Corp., Air Force Village II Inc. Ser 2007	5.125%	05/15/37	1,000	854,220

Texas Private Activity Bond Surface Transportation Corp., Senior Lien Ser 2009	6.875%	12/31/39	430	453,895

University of Houston, Ser 2008 (AGM Insd)(a)	5.00%	02/15/33	2,400	2,517,192

				17,063,490

Virginia–0.7%
Fairfax County Economic Development Authority, Goodwin House, Inc. Ser 2007	5.125%	10/01/42	1,000	977,530

Washington–10.0%
Goat Hill Properties, Governmental Office Ser 2005 (NATL-RE Insd)	5.00%	12/01/33	2,400	2,458,296

Grant County Public Utility District No. 2 Priest Rapids, Wanapum Hydroelectric 2005 Ser A (NATL-RE & FGIC Insd)	5.00%	01/01/34	1,930	1,964,740

Port of Seattle, Passenger Facility Ser 1998 A (NATL-RE Insd)	5.00%	12/01/23	2,835	2,842,201

State of Washington, Motor Vehicle Fuel Tax, Ser 2004 F (AMBAC Insd)(c)	0.00%	12/01/29	2,120	868,034

State of Washington, Various Purpose Ser 2010 A(a)	5.00%	08/01/29	1,710	1,849,723

State of Washington, Various Purpose Ser 2010 A(a)	5.00%	08/01/30	1,795	1,941,669

Washington Health Care Facilities Authority, Seattle Cancer Care Alliance Ser 2008	7.375%	03/01/38	2,000	2,232,600

				14,157,263

Total Tax-Exempt Municipal Bonds (Cost $227,166,346)				232,184,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Municipal Premium Income Trust

				Principal
	Coupon		Maturity	Amount
	Rate		Date	(000)	Value

Short-Term Tax-Exempt Municipal Obligations–3.0%
Ohio–0.9%
State of Ohio Higher Educational Facility Revenue Refg Bonds, Case Western Reserve University Project, Ser 2008 B-2 (Demand 06/01/10)	0.26	%(f)	12/01/44	$1,200	$1,200,000

Oklahoma–1.0%
Oklahoma Capital Improvement Authority (Demand 06/01/10)	0.27	%(f)	07/01/33	1,400	1,400,000

Pennsylvania–1.1%
Geisinger Authority, Geisinger Health System Ser 2002 (Demand 06/01/10)	0.26	%(f)	11/15/32	1,600	1,600,000

Total Short-Term Tax-Exempt Municipal Obligations (Cost $4,200,000)					4,200,000

TOTAL INVESTMENTS–167.7% (Cost $231,366,346)(g)					236,384,612

OTHER ASSETS IN EXCESS OF LIABILITIES–1.6%					2,279,031

Floating Rate Note and Dealer Trusts Obligations Related to Securities Held–(21.4)%
Notes with interest rates ranging from 0.27% to 0.31% at 05/31/10 and contractual maturities of collateral ranging from 06/01/25 to 01/01/37 (See Note 1D)(h)					(30,164,000)

PREFERRED SHARES OF BENEFICIAL INTEREST–(47.9)%					(67,502,565)

NET ASSETS ATTRIBUTABLE TO COMMON SHARES–100.0%					$140,997,078

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

AMT	– Alternative Minimum Tax
BANs	– Bond Anticipation Notes
COPs	– Certificates of Participation
CR	– Custodial Receipts
ETM	– Escrowed to Maturity
FHA	– Federal Housing Administration
RANs	– Revenue Anticipation Notes

(a)	Underlying security related to Special Purpose Trusts entered into by the Fund (see Note 1D).
(b)	Prefunded to call date shown.
(c)	Capital appreciation bond.
(d)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $3,350,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.
(e)	Security purchased on a when-issued basis.
(f)	Current coupon of variable rate demand obligation.
(g)	The aggregate cost for federal income tax purposes is $231,244,221. The aggregate gross unrealized appreciation is $9,584,348 and the aggregate gross unrealized depreciation is $4,443,957 resulting in net unrealized appreciation of $5,140,391.
(h)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at May 31, 2010. At May 31, 2010, the Fund’s investments with a value of $47,734,331 are held by the Dealer Trusts and serve as collateral for the $30,164,000 in floating rate note and dealer trust obligations outstanding at that date.

Bond Insurance:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal Corporation
AMBAC	– AMBAC Assurance Corporation
BHAC	– Berkshire Hathaway Assurance Corporation
FGIC	– Financial Guaranty Insurance Company
NATL-RE	– National Public Finance Guarantee Corporation
XLCA	– XL Capital Assurance Inc.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Municipal Premium Income Trust

Statement of Assets and Liabilities

May 31, 2010

Assets:
Investments, at value (Cost $231,366,346)	$236,384,612

Cash	47,615

Interest receivable	3,533,420

Other assets	50,443

Total assets	240,016,090

Liabilities:
Payables for:
Investments purchased	1,100,000

Floating rate note and dealer trust obligations	30,164,000

Dividends declared on auction rate preferred shares	2,565

Accrued fees to affiliates	97,593

Accrued other operating expenses	88,532

Trustee deferred compensation and retirement plans	66,322

Total liabilities	31,519,012

Preferred shares at liquidation value	67,500,000

Net assets attributable to common shares	$140,997,078

Net assets attributable to common shares consist of:
Shares of beneficial interest — common shares	$158,044,946

Undistributed net investment income	2,063,645

Undistributed net realized gain (loss)	(24,129,779)

Unrealized appreciation	5,018,266

$140,997,078

Shares outstanding, $0.01 par value per common share:
Common Shares	16,666,877

Net asset value per common share	$8.46

Market value per common share	$8.06

Market price premium (discount) to net asset value per common share	(4.73)%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Municipal Premium Income Trust

Statement of Operations

For the year ended May 31, 2010

Investment income:
Interest	$11,100,169

Expenses:
Advisory fees	940,333

Administrative services fees	188,067

Custodian fees	6,608

Interest and residual trust expenses	311,192

Auction commission and agent fees	152,093

Transfer agent fees	12,598

Trustees’ and officers’ fees and benefits	19,039

Other	191,750

Total expenses	1,821,680

Net investment income	9,278,489

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,312,359)

Futures contracts	(543,776)

(1,856,135)

Change in net unrealized appreciation of:
Investment securities	13,939,687

Futures contracts	79,958

14,019,645

Net realized and unrealized gain	12,163,510

Net increase in net assets resulting from operations	21,441,999

Distributions to auction rate preferred shareholders from net investment income	(122,989)

Net increase in net assets from operations attributable to common shares	$21,319,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Municipal Premium Income Trust

Statement of Changes in Net Assets

For the years ended May 31, 2010 and 2009

	May 31,	May 31,
	2010	2009

Operations:
Net investment income	$9,278,489	$10,285,535

Net realized gain (loss)	(1,856,135)	(19,432,556)

Change in net unrealized appreciation (depreciation)	14,019,645	(7,148,955)

Net increase (decrease) in net assets resulting from operations	21,441,999	(16,295,976)

Distributions to auction rate preferred shareholders from net investment income	(122,989)	(1,015,865)

Net increase (decrease) in net assets from operations attributable to common shares	21,319,010	(17,311,841)

Distributions to shareholders from net investment income	(9,000,115)	(8,376,366)

Share transactions–net:

Net increase (decrease) in net assets resulting from share transactions	—	(63,438)

Net increase (decrease) in net assets	12,318,895	(25,751,645)

Net assets:
Beginning of year	128,678,183	154,429,828

End of year (includes undistributed net investment income of $2,063,645 and $1,912,200, respectively)	$140,997,078	$128,678,183

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Municipal Premium Income Trust

Statement of Cash Flows

For the year ended May 31, 2010

Increase (decrease) in cash:
Cash flows provided by operating activities:
Net increase in net assets from operations (including preferred shares distributions)	$21,319,010

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Net realized loss on investments	1,312,359

Net change in unrealized appreciation/depreciation on investments	(13,939,687)

Amortization of premium	694,342

Accretion of discount	(336,420)

Cost of purchases of investments	(36,424,378)

Proceeds from sales of investments	26,538,698

Net sale of short-term investments	11,235,000

Increase in interest receivables and other assets	(74,569)

Decrease in accrued expenses and other payables	(97,040)

Total adjustments	(11,091,695)

Net cash provided by operating activities	10,227,315

Cash flows used for financing activities:
Retired preferred shares	(9,000,000)

Dividends payable to preferred shareholders	2,565

Dividends paid to common shareholders	(9,000,115)

Proceeds from floating rate note and dealer trusts obligations	11,355,000

Repayment of floating rate note and dealer trusts obligations	(3,640,000)

Net cash used for financing activities	(10,282,550)

Net decrease in cash	(55,235)

Cash at beginning of period	102,850

Cash at end of period	$47,615

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$311,192

Notes to Financial Statements

May 31, 2010

NOTE 1—Organization and Accounting Policies

Invesco Municipal Premium Income Trust, formerly Morgan Stanley Municipal Premium Income Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on November 16, 1988 and commenced operations on February 1, 1989.
  On June 1, 2010, Invesco Ltd., a leading independent global investment management company, completed its purchase of substantially all of the retail asset management business of Morgan Stanley (the “Transaction”). In contemplation of the Transaction, at a Special Meeting of Shareholders held on April 16, 2010, shareholders of the Fund approved a new Board of Trustees, a new investment advisory agreement with Invesco Advisers, Inc., a subsidiary of Invesco Ltd., and a new master investment sub-advisory agreement with several of Invesco Ltd.’s wholly-owned affiliates. At that Special Meeting of Shareholders, the Fund’s shareholders approved all proposals. Thus, effective June 1, 2010, the Fund’s investment adviser, investment sub-advisers and certain other service providers are affiliates of Invesco Ltd.
  The following is a summary of significant accounting policies:

A.	Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and ask price. The portfolio securities are thus valued by

17        Invesco Municipal Premium Income Trust

reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant, (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued based on an independent pricing service until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates value.
B.	Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.
C.	Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker: cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
D.	Floating Rate Note and Dealer Trusts Obligations Related to Securities Held — The Fund enters into transactions in which it transfers to Special Purpose Trusts established by a Broker Dealer (“Dealer Trusts”), fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund may enter into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “floating rate note and dealer trusts obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “interest” and records the expenses related to floating rate note and dealer trusts obligations and any administrative expenses of the Dealer Trusts under the caption “interest and residual trust expenses” on the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date.
E.	Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.
F.	Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended May 31, 2010 remains subject to examination by taxing authorities.
The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (“IRS”) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable.
G.	Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
H.	Indemnifications — Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through the date of issuance of these financial statements.

18        Invesco Municipal Premium Income Trust

NOTE 2—Fair Valuation Measurements

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.
  The following is the summary of the inputs used as of May 31, 2010 in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Bonds	—	$232,184,612	—	$232,184,612

Short-Term Tax-Exempt Municipal Obligations	—	4,200,000	—	4,200,000

Total Investments	—	$236,384,612	—	$236,384,612

NOTE 3—Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
  The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
  Summarized below are specific types of derivative financial instruments used by the Fund.
  Futures — To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts (“futures contracts”). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The risk of loss may exceed the amount reflected on the Statement of Assets and Liabilities.
  Transactions in futures contracts for the year ended May 31, 2010, were as follows:

Number of
Contracts

Futures, outstanding at beginning of the period	109

Futures opened	961

Futures closed	(1,070)

Futures, outstanding at end of the period	—

  The following tables set forth by primary risk exposure the Fund’s realized losses and change in unrealized gains (losses) by type of derivative contract for the year ended May 31, 2010.

Amount of Realized Loss on Derivative Contracts
Primary Risk Exposure	Futures

Interest Rate Risk	$(543,776)

Change in Unrealized Appreciation/Depreciation on Derivative Contracts
Primary Risk Exposure	Futures

Interest Rate Risk	$79,958

19        Invesco Municipal Premium Income Trust

NOTE 4—Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.40% to the Fund’s average weekly net assets including current preferred shares and a portion of floating rate note and dealer trusts obligations entered into to retire outstanding preferred shares of the Fund.
  Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Fund’s average weekly net assets including current preferred shares and a portion of floating rate note and dealer trusts obligations that the Fund entered into to retire outstanding preferred shares of the Fund.
  Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

NOTE 5—Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 2010 aggregated $36,341,381 and $26,403,275, respectively. Included in the aforementioned transactions are purchases and sales of $2,135,000 and $2,705,000, respectively, with other Morgan Stanley Funds.
  The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended May 31, 2010, included in “trustees’ and officers’ fees and benefits” in the Statement of Operations amounted to $12,948. At May 31, 2010, the Fund had an accrued pension liability of $66,322, which is included in “trustee deferred compensation and retirement plans” in the Statement of Assets and Liabilities.
  The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan.

NOTE 6—Preferred Shares of Beneficial Interest

The Fund is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Fund has issued Series A through E Auction Rate Preferred Shares (“preferred shares”) which have a liquidation value of $100,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Fund may redeem such shares, in whole or in part, at the original purchase price of $100,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.
  Dividends, which are cumulative, are reset through auction procedures.

		Amount			Range of Dividend
Series	Shares+	in Thousands+	Rate+	Reset Date	Rates++

A	135	$13,500	0.231%	6/2/2010	0.077% - 0.385%

B	135	13,500	0.231	6/2/2010	0.077 - 0.385

C	135	13,500	0.231	6/2/2010	0.077 - 0.385

D	135	13,500	0.231	6/2/2010	0.077 - 0.385

E	135	13,500	0.231	6/2/2010	0.077 - 0.385

+	As of May 31, 2010.
++	For the year ended May 31, 2010.

  Subsequent to May 31, 2010 and up through July 6, 2010, the Fund paid dividends to each of the Series A through E at rates ranging from 0.187% to 0.308% in the aggregate amount of $18,505.
  The Fund is subject to certain restrictions relating to the preferred shares, such as asset coverage tests. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.
  Beginning mid-February 2008 and continuing through May 31, 2010, all series of preferred shares of the Fund were not successfully remarketed. As a result, the dividend rates of these preferred shares were reset to the maximum applicable rate.
  The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

20        Invesco Municipal Premium Income Trust

  The Fund entered into additional floating rate note and dealer trusts obligations as an alternative form of leverage in order to redeem and to retire a portion of its preferred shares. Transactions in preferred shares were as follows:

	Shares	Value

Outstanding at May 31, 2008	1,000	$100,000,000

Shares Retired	(235)	(23,500,000)

Outstanding at May 31, 2009	765	76,500,000

Shares Retired	(90)	(9,000,000)

Outstanding at May 31, 2010	675	$67,500,000

NOTE 7—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

			Capital Paid in
	Shares	Par Value of Shares	Excess of Par Value

Balance, May 31, 2008	16,675,879	$166,759	$157,941,625

Shares repurchased (weighted average discount of 15.14%)+	(9,002)	(90)	(63,348)

Balance, May 31, 2009	16,666,877	166,669	157,878,277

Shares repurchased	—	—	—

Balance, May 31, 2010	16,666,877	$166,669	$157,878,277

  The Trustees have approved share repurchases whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

+	The Trustees have voted to retire the shares purchased.

NOTE 8—Dividends to Common Shareholders

The Fund declared the following dividend from net investment income subsequent to May 31, 2010:

	Amount
Declaration Date	Per Share	Record Date	Payable Date

June 8, 2010	$0.045	June 18, 2010	June 25, 2010

NOTE 9—Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio or used as an alternative form of leverage in order to redeem a portion of the Fund’s preferred shares. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.
  The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.
  In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
  The Fund may also invest in private placement securities. TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in

21        Invesco Municipal Premium Income Trust

privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

NOTE 10—Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.
  The tax character of distributions paid was as follows:

Tax Character of Distributions to Shareholders Paid During the Years Ended May 31, 2010 and 2009:

	2010	2009

Ordinary income	$7,488	$1,536

Ordinary income — tax exempt	9,115,616	9,390,695

Total distributions	$9,123,104	$9,392,231

As of May 31, 2010, the components of net assets on a tax basis were as follows:

2010

Undistributed ordinary income	$2,084,406

Net unrealized appreciation — other investments	5,140,391

Temporary book/tax differences	(66,275)

Capital loss carryforward	(24,206,390)

Shares of beneficial interest	158,044,946

Total net assets	$140,997,078

  As of May 31, 2010, the Fund had a net capital loss carryforward of $24,206,390, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital Loss
Expiration	Carryforward*

May 31, 2016	$841,832

May 31, 2017	4,084,160

May 31, 2018	19,280,398

Total capital loss carryforward	$24,206,390

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

  Permanent differences, primarily due to tax adjustments on debt securities sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at May 31, 2010:

Accumulated Undistributed	Accumulated Undistributed
Net Investment Income	Net Realized Gain

$(3,940)	$3,940

22        Invesco Municipal Premium Income Trust

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended May 31,
	2010		2009		2008		2007		2006

Net asset value per common share, beginning of period	$7.72		$9.26		$10.05		$10.13		$10.45

Income from investment operations:
Net investment income(a)	0.56		0.62		0.67		0.66		0.66

Net gains (losses) on securities (both realized and unrealized)	0.73		(1.60)		(0.78)		0.08		(0.20)

Total from investment operations	1.29		(0.98)		(0.11)		0.74		0.46

Less distributions to auction rate preferred shareholders from net investment income	(0.01)		(0.06)		(0.20)		(0.20)		(0.14)

Total from investment operations attributable to common shares	1.28		(1.04)		(0.31)		0.54		0.32

Less distributions to common shareholders:
Dividends from net investment income	(0.54)		(0.50)		(0.46)		(0.50)		(0.54)

Distributions from net realized gains	—		0.00		(0.04)		(0.14)		(0.14)

Total distributions to common shareholders	(0.54)		(0.50)		(0.50)		(0.64)		(0.68)

Anti-dilutive effect of shares repurchased(a)	—		0.00	(b)	0.02		0.02		0.04

Net asset value per common share, end of period	$8.46		$7.72		$9.26		$10.05		$10.13

Market value per common share, end of period	$8.06		$7.36		$8.34		$9.49		$9.12

Total return at NAV(c)	17.42%

Total return at market value(c)	17.34%		(4.91)%		(6.86)%		11.22%		7.85%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$140,997		$128,678		$154,430		$171,138		$176,515

Ratio of expenses to average net assets attributable to common shares	1.35	%(d)	1.78	%(e)	1.58	%(e)	1.41	%(e)	1.09%

Ratio of expenses to average net assets attributable to common shares (excludes interest and residual trust expenses)	1.12	%(d)	1.23	%(e)	1.12	%(e)	1.07	%(e)	1.09%

Ratio of net investment income to average net assets before preferred stock dividends	6.86	%(d)	7.96	%(e)	7.05	%(e)	6.50	%(e)	6.42%

Rebate from Morgan Stanley affiliate	—		0.00	%(f)	0.00	%(f)	0.00	%(f)	—

Ratio of distributions to auction rate preferred shareholders to average net assets attributable to common shares	0.09	%(d)	0.79%		2.11%		2.00%		1.37%

Portfolio turnover rate	12%		17%		5%		13%		33%

Auction rate preferred shares:
Asset coverage on preferred shares at end of period(g)	309%		268%		254%		271%		276%

(a)	Calculated using average number of common shares outstanding.
(b)	Amount is less than $0.005.
(c)	Net asset value return includes adjustments in accordance with accounting principles generally accepted in the United States of America and measures the changes in common shares’ value over the period indicated, taking into account dividends as reinvested. Market value return is computed based upon the New York Stock Exchange market price of the Fund’s common shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(d)	Ratios are based on average daily net assets (000’s) of $135,211.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(f)	Amount is less than 0.005%.
(g)	Calculated by adding Net assets attributable to common shares plus Preferred shares at liquidation value and dividing this by Preferred shares at liquidation value.

23        Invesco Municipal Premium Income Trust

NOTE 12—Change in Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees of the Fund appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal ended May 31, 2010. Prior to May 31, 2010, the Fund was audited by a different independent registered public accounting firm (the “Prior Auditor”). The Board of Trustees selected a new independent auditor for the Fund’s current fiscal year in connection with the appointment of Invesco Advisers as investment adviser to the Fund (“New Advisory Agreement”).
  Effective June 1, 2010, the Prior Auditor resigned as the independent registered public accounting firm of Fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

24        Invesco Municipal Premium Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Invesco Municipal Premium Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Municipal Premium Income Trust (formerly known as Morgan Stanley Municipal Premium Income Trust, hereafter referred to as the “Fund”) at May 31, 2010, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended May 31, 2009 and the financial highlights of the Fund for the periods ended May 31, 2009 and prior were audited by other independent auditors whose report dated July 27, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

July 16, 2010
Houston, Texas

25        Invesco Municipal Premium Income Trust

Approval of Investment Advisory and Sub-Advisory Agreements with Invesco Advisers, Inc. and its Affiliates
The Board of Trustees (the Board) of Invesco Municipal Premium Income Trust (the Trust) is required under the Investment Company Act of 1940 to approve the Trust’s investment advisory agreements. At various meetings of the Board held during the third and fourth quarters of 2009 and early 2010, the Board as a whole and the disinterested or “independent” Trustees, voting separately, approved (i) a new investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers), (ii) a new Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts and together with the investment advisory agreement with Invesco Advisers, the new advisory agreements) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers), and (iii) the appointment of Invesco Advisers as investment adviser and the Affiliated Sub-Advisers as investment sub-advisers to the Trust. In doing so, the Board determined that the new advisory agreements will enable shareholders of the Trust to obtain high quality services at a cost that is appropriate, reasonable and in the best interests of the Trust and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Trust’s new advisory agreements is fair and reasonable. The new advisory agreements were approved to become effective upon approval by the shareholders of the Trust and closing of a transaction between Morgan Stanley and Invesco Ltd. (Invesco) under which Invesco acquired the retail mutual fund assets of Morgan Stanley (the Acquisition).
The Board’s Trust Evaluation Process
In reaching their decision, the Board requested and obtained information from Morgan Stanley, Invesco Advisers and Invesco, including information obtained during various meetings with Senior Management at Invesco, as they deemed reasonably necessary to evaluate the new advisory agreements for the Trust. In considering the Trust’s new advisory agreements, the Board evaluated a number of factors and considerations listed below that they believed, in light of their own business judgment, to be relevant to their determination.
1.	The Board considered the reputation, financial strength and resources of Invesco, one of the world’s leading independent global investment management firms, the strength of Invesco’s resources and investment capabilities and the client-focused shareholder services offered by Invesco.

2.	The Board discussed the challenges of positioning the Trust on a common operating platform with Invesco, with particular emphasis on ensuring portfolio management operations properly migrate to Invesco as part of the Acquisition, to ensure uninterrupted services for shareholders and the opportunity for the portfolio management of the Trust to recognize savings from economies of scale when such savings occur.

3.	The Board noted the continuity of key investment management personnel that would manage the Trust upon consummation of the Acquisition, specifically noting that, with respect to the Trust, the persons responsible for the portfolio management of the Trust are expected to remain the same except that Neil Stone will not continue as a portfolio manager of the Trust. The Board discussed at length the effect of this change on the Trust.

4.	The Board noted that entering into the sub-advisory contracts would provide Invesco Advisers with increased flexibility in assigning portfolio managers to the Trust and would give the Trust access to portfolio managers and investment personnel located in other offices, including those outside the United States, who may have more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques.

5.	The Board noted that, pursuant to the sub-advisory contracts, Invesco Advisers would pay all of the sub-advisory fees of the Affiliated Sub-Advisers out of its management fees.

6.	The Board noted the undertaking by Invesco and Morgan Stanley or their respective affiliates to assume all of the costs of the Acquisition, including the cost of obtaining the shareholder approvals discussed above. The Board noted that Invesco Advisers would provide a two-year contractual guaranty to limit the total expense ratio of the Trust to the Trust’s total expense ratio prior to the Acquisition. In determining the obligation to waive advisory fees and/or reimburse expenses, the following is not taken into account: (i) interest, (ii) taxes, (iii) dividend expense on short sales, (iv) extraordinary or non-routine items, and (v) expenses that the Trust has incurred but did not actually pay because of an offset arrangement. During the Board’s extensive review process, the Board, including the independent Trustees, considered, among other things, the following factors: the terms and conditions of the new advisory agreements, including the differences from the advisory agreement with Morgan Stanley affiliates; and the nature, scope and quality of services that Invesco Advisers and its affiliates are expected to provide to the Trust, including sub-advisory services and compliance services. The Board evaluated all information available to them on a trust-by-trust basis, and their determinations were made separately in respect of the Trust. The Board also based their decisions on the following considerations, among others, although they did not identify any consideration that was all important or controlling of their discussions, and each Trustee attributed different weights to the various factors.
A.	Nature, Extent and Quality of Services.
The Board reviewed and considered the nature and extent of the investment advisory services to be provided by Invesco Advisers and the Affiliated Sub-Advisers under the new advisory agreements, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Invesco Advisers under the Trust’s administration agreement, including accounting services and the provision of supplies, office space and utilities at Invesco Advisers’ expense. The Board was advised that there was no expected diminution in the nature, quality and extent of services provided to the Trust’s shareholders.
 26           Invesco Municipal Premium Income Trust
continued

     The Board reviewed and considered the qualifications of the portfolio managers who are expected to continue as portfolio managers, noting the one portfolio manager who would not continue to manage the Trust as a result of the new advisory agreements, and the senior administrative managers and other key personnel of Invesco Advisers or its affiliates who will provide the advisory and administrative services to the Trust.
B.	Performance, Fees and Expenses of the Trust.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers had not yet begun providing services to the Trust and, therefore, concluded that performance was not a factor they needed to address with respect to the approval of the new advisory agreements. They also considered that management fees would not increase under the new advisory agreements and that Invesco Advisers would pay the fee under the sub-advisory contract out of its management fees. Furthermore, the Board considered that Invesco Advisers would provide a two-year contractual guaranty to limit the total expense ratio of the Trust to the Trust’s total expense ratio prior to the Acquisition.
C.	Economies of Scale.
The Board considered the benefits that the shareholders of the Trust would be afforded as a result of anticipated economies of scale.
D.	Other Benefits of the Relationship.
The Board considered other benefits to Invesco Advisers and its affiliates that may be derived from their relationship with the Trust and other funds advised by Invesco Advisers.
E.	Resources of the Adviser.
The Board considered whether Invesco Advisers and the Affiliated Sub-Advisers were financially sound and had the resources necessary to perform their obligations under the new advisory agreements, noting assurances that Invesco Advisers and the Affiliated Sub-Advisers had the financial resources necessary to fulfill their obligations under the new advisory agreements and the benefits to the Trust of such a relationship.
F.	General Conclusion.
After considering and weighing all of the above factors, the Board, including the independent Trustees, unanimously concluded that it would be in the best interest of the Trust and its shareholders to approve the new advisory agreements with respect to the Trust. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Trustees and their counsel present.
 27           Invesco Municipal Premium Income Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended May 31, 2010:

Federal and State Income Tax

Tax-Exempt Interest Dividends*	99.92%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28        Invesco Municipal Premium Income Trust

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Morgan Stanley Municipal Premium Income Trust was held on Friday, April 16, 2010. The Meeting was held for the following purposes:

(1)	Elect 17 Trustees to the Board of Trustees of the Fund, each of whom will serve until (i) his or her successor is elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as approved by statute or the charter.

(2)	Approval of a new Investment Advisory Agreement with Invesco Advisers, Inc.

(3)	Approval of a new Master Sub-Advisory Agreement between Invesco Advisers, Inc. and its affiliates.

The results of the voting on the above matters were as follows:

					Votes
	Matters			Votes For	Withheld

(1)	David C. Arch			10,027,436	781,976
	Bob R. Baker			10,000,211	809,201
	Frank S. Bayley			10,021,884	787,528
	James T. Bunch			10,044,730	764,682
	Bruce L. Crockett			10,025,500	783,912
	Rod Dammeyer			10,038,905	770,507
	Albert R. Dowden			10,030,653	778,759
	Jack M. Fields			10,025,476	783,936
	Martin L. Flanagan			9,776,608	1,032,804
	Carl Frischling			10,029,092	780,320
	Prema Mathai-Davis			10,008,141	801,271
	Lewis F. Pennock			10,020,917	788,495
	Larry Soll			10,021,630	787,782
	Hugo F. Sonnenschein			10,046,850	762,562
	Raymond Stickel, Jr.			10,034,903	774,509
	Philip A. Taylor			9,757,838	1,051,574
	Wayne W. Whalen			10,017,045	792,367

			Votes	Votes	Broker
		Votes For	Withheld	Abstain	Non-Votes

(2)	Approval of a new Investment Advisory Agreement with Invesco Advisers, Inc.	8,037,128	484,299	396,709	1,891,276
(3)	Approval of a new Master Sub-Advisory Agreement between Invesco Advisers, Inc. and its affiliates	7,991,194	499,047	427,895	1,891,276

29        Invesco Municipal Premium Income Trust

Trustees and Officers
The address of each trustee and officer is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2010	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2010	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Vank Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; and Director and Chairman, Van Kampen Investor Services Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] – 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett – 1944 Trustee and Chair	2010	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	214	ACE Limited (insurance company); and Investment Company Institute

David C. Arch – 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers – (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Bob R. Baker – 1936 Trustee	2010	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley – 1939 Trustee	2010	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch – 1942 Trustee	2010	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer – 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden – 1941 Trustee	2010	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields – 1952 Trustee	2010	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling – 1937 Trustee	2010	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Dr. Manual H. Johnson – 1960 Trustee	1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission) Formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury	232	Director of NVR, Inc. (home construction); Director of Evergreen Energy

Prema Mathai-Davis – 1950 Trustee	2010	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Michael E. Nugent – 1973 Trustee	1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001) Formerly, Chairperson of the Insurance Committee (until July 2006)	232	None

Lewis F. Pennock – 1942 Trustee	2010	Partner, law firm of Pennock & Cooper	214	None

Larry Soll – 1942 Trustee	2010	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

Trustees and Officers – (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Independent Trustees

Hugo F. Sonnenschein – 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. – 1944 Trustee	2010	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2010	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2010	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2010	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The Invesco Funds; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Director and Chairman, Van Kampen Advisors Inc.	N/A	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Director and Vice President, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Trustees and Officers – (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee

Other Officers
Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2010	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246.
Office of the Fund
11 Greenway Plaza
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the Independent Trustees
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza, Suite 2500
Houston, TX 77046-1173
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, TX 77002-5678
Custodian
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

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     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is 811-05689.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010 and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website at sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010 is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
MS-CE-MIP-AR-1      Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer and Raymond Stickel, Jr. Messrs. Arch, Bunch, Crockett, Dammeyer and Stickel are “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information set forth below for the 2010 fiscal year relates to fees billed by the Fund’s Prior and Current Auditors.
Fees Billed by Principal Accountant Related to the Registrant
          The information set forth below for the 2010 fiscal year relates to fees billed by the Fund’s Prior and Current Auditors:

		Percentage of Fees
		Billed Applicable		Percentage of Fees
		to Non-Audit		Billed Applicable to
		Services Provided		Non-Audit Services
	Fees Billed for	for fiscal year end	Fees Billed for	Provided for fiscal
	Services Rendered	5/31/2010 Pursuant	Services Rendered	year end 5/31/2009
	to the Registrant	to Waiver of Pre-	to the Registrant for	Pursuant to Waiver
	for fiscal year end	Approval	fiscal year end	of Pre-Approval
	5/31/2010	Requirement(1)	5/31/2009	Requirement(1)

Audit Fees	$39,500	N/A	$40,125	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$6,965	0%	$5,165	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$46,465	0%	$45,290	0%
D&T and PWC billed the Registrant aggregate non-audit fees of $6,965 for the fiscal year ended May 31, 2010. D&T billed the Registrant aggregate non-audit fees of $5,165 for the fiscal year ended May 31, 2009.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end May 31, 2010 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end May 31, 2009 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
          PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco	Billed Applicable to	and Invesco	Billed Applicable to
	Affiliates for fiscal	Non-Audit Services	Affiliates for fiscal	Non-Audit Services
	year end 5/31/2010	Provided for fiscal	year end 5/31/2009	Provided for fiscal
	That Were Required	year end 5/31/2010	That Were Required	year end 5/31/2009
	to be Pre-Approved	Pursuant to Waiver	to be Pre-Approved	Pursuant to Waiver
	by the Registrant’s	of Pre-Approval	by the Registrant’s	of Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)

Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended May 31, 2010, and $0 for the fiscal year ended May 31, 2009, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.
Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110%

of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer, Larry Soll and Raymond Stickel, Jr.

(b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.1. PROXY POLICIES AND PROCEDURES — INSTITUTIONAL

Applicable to	Institutional Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance, Proxy Committee
Policy Approver	Invesco Risk Management Committee
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to all institutional accounts, clients and funds managed by Invesco Advisers, Inc. (“Invesco”). These policies and procedures do not apply to any of the retail funds managed by Invesco. See Section I.2 for the proxy policies and procedures applicable to Invesco’s retail funds.
A. POLICY STATEMENT
Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.
Invesco believes that it has a duty to manage clients’ assets in the best economic interests of its clients and that the ability to vote proxies is a client asset.
Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.
Voting of Proxies
Invesco will vote client proxies relating to equity securities in accordance with the procedures set forth below unless a non-ERISA client retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) of an ERISA client retains in writing the right to direct the plan trustee or a third party to vote proxies, or Invesco determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith. In addition, due to the distinct nature of proxy voting for interests in fixed income assets and stable value wrap agreements, the proxies for such fixed income assets and stable value wrap agreements will be voted in accordance with the procedures set forth in the “Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements” section below.

Best Economic Interests of Clients
In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
RiskMetrics’ Services
Invesco has contracted with RiskMetrics Group (“RiskMetrics,” formerly known as ISS), an independent third party service provider, to vote Invesco’s clients’ proxies according to RiskMetrics’ proxy voting recommendations determined by RiskMetrics pursuant to its then-current US Proxy Voting Guidelines, a summary of which can be found at http://www.riskmetrics.com and which are deemed to be incorporated herein. In addition, RiskMetrics will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, the Proxy Committee will review information obtained from RiskMetrics to ascertain whether RiskMetrics (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interests of Invesco’s clients. This may include a review of RiskMetrics’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest and obtaining information about the work RiskMetrics does for corporate issuers and the payments RiskMetrics receives from such issuers.
Custodians forward to RiskMetrics proxy materials for clients who rely on Invesco to vote proxies. RiskMetrics is responsible for exercising the voting rights in accordance with the RiskMetrics proxy voting guidelines. If Invesco receives proxy materials in connection with a client’s account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged RiskMetrics to provide the proxy analyses, vote recommendations and voting of proxies.
In the event that (i) RiskMetrics recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the RiskMetrics vote recommendation, the Proxy Committee will review the issue and direct RiskMetrics how to vote the proxies as described below.
Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements
Some of Invesco’s fixed income clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco’s clients vote proxies on particular matters. RiskMetrics does not currently provide proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the investment team responsible for the particular mandate will review the matter and make a recommendation to the Proxy Manager as to how to vote the associated proxy. The Proxy Manager will complete the proxy ballots and send the ballots to the persons or entities identified in the ballots.
Proxy Committee
The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate and who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote of those members in attendance at a meeting called for the purpose of determining how to vote a particular proxy. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of Invesco. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

The Proxy Manager shall call for a meeting of the Proxy Committee (1) when override submissions are made; and (2) in instances when RiskMetrics has recused itself or has not provided a vote recommendation with respect to an equity security. At such meeting, the Proxy Committee shall determine how proxies are to be voted in accordance with the factors set forth in the section entitled “Best Economic Interests of Clients,” above.
The Proxy Committee also is responsible for monitoring adherence to these procedures and engaging in the annual review described in the section entitled “RiskMetrics’ Services,” above.
Recusal by RiskMetrics or Failure of RiskMetrics to Make a Recommendation
When RiskMetrics does not make a recommendation on a proxy voting issue or recuses itself due to a conflict of interest, the Proxy Committee will review the issue and determine whether Invesco has a material conflict of interest as determined pursuant to the policies and procedures outlined in the “Conflicts of Interest” section below. If Invesco determines it does not have a material conflict of interest, Invesco will direct RiskMetrics how to vote the proxies. If Invesco determines it does have a material conflict of interest, the Proxy Committee will follow the policies and procedures set forth in such section.
Override of RiskMetrics’ Recommendation
There may be occasions where Invesco investment personnel, senior officers or a member of the Proxy Committee seek to override a RiskMetrics recommendation if they believe that a RiskMetrics recommendation is not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with a RiskMetrics recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the RiskMetrics recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee along with the certification attached as Appendix A hereto. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the RiskMetrics voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed any conflict of interest.
Proxy Committee Meetings
When a Proxy Committee Meeting is called, whether because of a RiskMetrics recusal or request for override of a RiskMetrics recommendation, the Proxy Committee shall request from the Chief Compliance Officer as to whether any Invesco person has reported a conflict of interest.
The Proxy Committee shall review the report from the Chief Compliance Officer to determine whether a real or perceived conflict of interest exists, and the minutes of the Proxy Committee shall:
(1)	describe any real or perceived conflict of interest,

(2)	determine whether such real or perceived conflict of interest is material,

(3)	discuss any procedure used to address such conflict of interest,

(4)	report any contacts from outside parties (other than routine communications from proxy solicitors), and

(5)	include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.
Based on the above review and determinations, the Proxy Committee will direct RiskMetrics how to vote the proxies as provided herein.

Certain Proxy Votes May Not Be Cast
In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients, some of which may be related to requirements of having a representative in person attend the proxy meeting. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. Invesco will not vote if it determines that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Invesco.
CONFLICTS OF INTEREST
Procedures to Address Conflicts of Interest and Improper Influence
In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with RiskMetrics to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by RiskMetrics, each vote recommendation provided by RiskMetrics to Invesco shall include a representation from RiskMetrics that RiskMetrics has no conflict of interest with respect to the vote. In instances where RiskMetrics has recused itself or makes no recommendation on a particular matter, or if an override submission is requested, the Proxy Committee shall determine how to vote the proxy and instruct the Proxy Manager accordingly, in which case the conflict of interest provisions discussed below shall apply.
In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and Invesco’s clients. For each director, officer and employee of Invesco (“Invesco person”), the interests of Invesco’s clients must come first, ahead of the interest of Invesco and any Invesco person, including Invesco’s affiliates. Accordingly, no Invesco person may put “personal benefit,” whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship with Invesco’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each Invesco person avoid any situation that might compromise, or call into question, the exercise of fully independent judgment that is in the interests of Invesco’s clients.
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Additional examples of situations where a conflict may exist include:
•	Business Relationships — where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

•	Personal Relationships — where an Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

•	Familial Relationships — where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).
In the event that the Proxy Committee determines that Invesco (or an affiliate) has a material conflict of interest, the Proxy Committee will not take into consideration the relationship giving rise to the conflict of interest and shall, in its sole discretion, either (a) decide to vote the proxies pursuant to RiskMetrics’ general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact Invesco’s client(s) for direction as to how to vote the proxies.
In the event an Invesco person has a conflict of interest and has knowledge of such conflict of interest, it is the responsibility of such Invesco person to disclose the conflict to the Chief Compliance Officer. When a Proxy Committee meeting is called, the Chief Compliance Officer will report to the Proxy Committee all real or potential conflicts of interest for the Proxy Committee to review and determine whether such conflict is material. If the Proxy Committee determines that such conflict is material and involves a person involved in the proxy voting process, the Proxy Committee may require such person to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how Invesco should vote such proxy. An Invesco person will not be considered to have a material conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.
In order to ensure compliance with these procedures, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any Invesco person who submits a RiskMetrics override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A.
In addition, members of the Proxy Committee must notify Invesco’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence exerted by any Invesco person or by an affiliated company’s representatives with regard to how Invesco should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee. In the event that it is determined that improper influence was exerted, the Risk Management Committee will determine the appropriate action to take, which actions may include, but are not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and cooperating fully with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interests of clients.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Proxy Voting Records
The proxy voting statements and records will be maintained by the Proxy Manager on-site (or accessible via an electronic storage site of RiskMetrics) for the first two (2) years. Copies of the proxy voting statements and records will be maintained for an additional five (5) years by Invesco (or will be accessible via an electronic storage site of RiskMetrics). Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

APPENDIX A
ACKNOWLEDGEMENT AND CERTIFICATION
          I acknowledge that I have read the Invesco Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Invesco Chief Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

Print Name

Date	Signature
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
          The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:
•	Thomas Byron, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2010. Mr. Byron was associated with Morgan Stanley Investment Management Inc. in an investment management capacity (1981 to 2010).

•	Robert Stryker, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2010. Mr. Stryker was associated with Morgan Stanley Investment Management Inc. in an investment management capacity (1994 to 2010).

•	Robert Wimmel, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2010. Mr. Wimmel was associated with Morgan Stanley Investment Management Inc. in an investment management capacity (1996 to 2010).
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
          Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers’ investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
          The following information is as of June 30, 2010:

		Other Registered		Other Pooled
		Investment Companies		Investment Vehicles		Other Accounts
	Dollar Range	Managed (assets in		Managed (assets in		Managed
	of	millions)		millions)		(assets in millions)
	Investments	Number		Number		Number
Portfolio	in Each	of		of		of
Manager	Fund[1]	Accounts	Assets	Accounts	Assets	Accounts	Assets
INVESCO MUNICIPAL PREMIUM INCOME TRUST
Thomas Byron	None	286	$10,566.7	None	None	None	None
Robert Stryker	None	33	$11,399.0	None	None	None	None
Robert Wimmel	None	29	$11,173.6	None	None	None	None
Potential Conflicts of Interest
          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In

[1]	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.
          The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
          The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
          Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
          Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
          Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table1

Sub-Adviser	Performance time period[2]
Invesco [3,4,5] Invesco Australia Invesco Deutschland	One-, Three- and Five-year performance against Fund peer group.

Invesco Senior Secured	N/A

Invesco Trimark[6]	One-year performance against Fund peer group.

Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[6] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco Japan[6]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
          Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
          High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
          Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
          Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
                    No purchases during this period.

[2]	Rolling time periods based on calendar year-end.

[3]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[4]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Select Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[5]	Portfolio Managers for Invesco Balanced Fund, Invesco Basic Balanced Fund, Invesco Basic Value Fund, Invesco Fundamental Value Fund, Invesco Large Cap Basic Value Fund, Invesco Large Cap Relative Value Fund, Invesco Mid Cap Basic Value Fund, Invesco Mid-Cap Value Fund, Invesco U.S. Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco V.I. Basic Balanced Fund, Invesco V.I. Basic Value Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Income Builder Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Value Opportunities Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Funds in this footnote 5, they also have a ten-year performance measure.

[6]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund to Invesco Pacific Growth Fund, they also have a ten-year performance measure.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
                         None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of June 25, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 25, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Municipal Premium Income Trust
By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: August 9, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: August 9, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: August 9, 2010

EXHIBIT INDEX

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.